                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 2, 2001 included in Innovative Gaming Corporation of America's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and to all references to our firm included in the Registration Statement.



                            KAFOURY, ARMSTRONG & CO.





Reno, Nevada
April 27, 2001.